                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                       OF

                              GRIFFON CORPORATION

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 9, 1996

          THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
            12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 8,
                      1996, UNLESS THE OFFER IS EXTENDED.

            To: American Stock Transfer & Trust Company, Depositary

             By Mail, By Hand or                          Facsimile Transmission
            By Overnight Courier:                             (718) 234-5001
                40 Wall Street                            Confirm by Telephone:
                  46th Floor                                  (718) 921-8222
           New York, New York 10005

               For Information, Contact Shareholder Relations at:
                                 (800) 937-5449
                            ------------------------

                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)

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                       NAME(S) AND ADDRESS(ES) OF
                          REGISTERED HOLDER(S)
                         (PLEASE FILL IN EXACTLY                                  CERTIFICATE(S) TENDERED
                 AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                     (ATTACH SIGNED LIST IF NECESSARY)
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                                                                                         NUMBER OF
                                                                                           SHARES        NUMBER OF
                                                                          CERTIFICATE  REPRESENTED BY     SHARES
                                                                           NUMBER(S)*  CERTIFICATE(S)*   TENDERED**
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         ------------------------------------------
                                                                         TOTAL SHARES TENDERED
------------------------------------------------------------------------------------------------------------------

 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.*** (Attach additional signed list if necessary.)

 See Instruction 10.

 1st:          ;  2nd:         ;  3rd:         ;  4th:         ;  5th:
   * Need not be completed if Shares are delivered by book-entry transfer.

  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

 *** If you do not designate an order, then in the event less than all shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary before the Expiration Time (as defined in the Offer to Purchase) or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

/ /CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES, AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   Check Box of Applicable Book-Entry Transfer Facility:

                           / /   DTC          / /   PDTC

   Account Number:

   Transaction Code Number:

/ /CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution Which Guaranteed Delivery:

   Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer:

                           / /   DTC          / /   PDTC

   Account Number:

   Transaction Code Number:

                                    ODD LOTS
                              (See Instruction 8)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on February 6, 1996, an aggregate of fewer than 100 Shares.

     The undersigned either (check one box):

     / /was the beneficial owner as of the close of business on February 6, 1996 and will continue to be the beneficial owner as of the Expiration Time, of an aggregate of fewer than 100 Shares, all of which are being tendered; or

     / /is a broker, dealer, commercial bank, trust company or other nominee which:

        (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record holder; and

        (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on February 6, 1996 and each such person will continue to be the beneficial owner as of the Expiration Time, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     In addition, the undersigned is tendering Shares (check one box):

     / /at the Purchase Price (as defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

     / /at the price per Share indicated under "Price (in Dollars) Per Share at
        Which Shares Are Being Tendered" in this Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Griffon Corporation, a Delaware corporation (the "Company"), the above-described shares of the Company's common stock, par value $.25 per share (the "Shares"), including the associated Common Stock Purchase Rights (the "Rights"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated February 9, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the Rights are redeemed by the Company, a tender of Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to Shares shall include the associated Rights.

     Subject to, and effective on acceptance for payment of the Shares tendered hereby in accordance with, the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to:

          (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" in Shares or "equivalent securities" at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

          (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $10.25 nor less than $9.50 per Share) that it will pay for Shares properly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price which will allow it to buy 2,000,000 Shares (or such lesser number of Shares as are properly tendered and not withdrawn at prices not greater than $10.25 nor less than $9.50 per Share) pursuant to the Offer, or such greater number of Shares as the Company may elect to purchase. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

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                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                      IF SHARES ARE BEING TENDERED AT MORE
                         THAN ONE PRICE, USE A SEPARATE
                LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.
                              (SEE INSTRUCTION 5.)

                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                NO BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED
                 HEREIN), THERE IS NO PROPER TENDER OF SHARES.
--------------------------------------------------------------------------------

/ /     $9.500                     / /   $10.000
/ /     $9.625                     / /   $10.125
/ /     $9.750                     / /   $10.250
/ /     $9.875

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

 Issue / /     Check / /     Certificates to:

 Name: ........................................................................
                                  Please Print

 Address: .....................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
                               (Include Zip Code)
 ..............................................................................
                             (Tax Identification or
                            Social Security Number)

 / / Credit Shares tendered by book-entry transfer and not purchased to the account set forth below:

 Name of account party: .......................................................
 Account number: ..............................................................
 Check box of applicable Book-Entry Transfer Facility:

                     DTC / /                      PDTC / /


                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 6, AND 9)

      To be completed ONLY if certificates for Shares not tendered or not purchased issued in the name of the undersigned and/or any check for the Purchase Price of Shares purchased issued in the name of undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Deliver / /     Check / /     Certificates to:

 Name: ........................................................................
                                  Please Print

 Address: .....................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
                               (Include Zip Code)

                            STOCKHOLDER(S) SIGN HERE

                           (SEE INSTRUCTIONS 1 AND 6)

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

 ................................................................................

 ................................................................................
                                 (Signature(s))

Dated: .................................................................. , 1996

Name(s): .......................................................................

 ................................................................................
                                 (Please Print)

Capacity (full title): .........................................................

 ................................................................................

Address: .......................................................................

 ................................................................................

 ................................................................................

 ................................................................................

Area Code and Telephone Number: ................................................

Tax Identification or
Social Security Number(s): .....................................................

Dated: .........................................................................

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature: ..........................................................

Name: ..........................................................................
                                 (Please Print)

Title: .........................................................................

Name of Firm: ..................................................................

Address: .......................................................................

 ................................................................................

 ................................................................................

 ................................................................................

Area Code and Telephone Number: ................................................

Dated: .................................................................. , 1996

Tax Identification or Social Security Number(s): ...............................

                                  INSTRUCTIONS

                     FORMING PART OF THE TERMS OF THE OFFER

     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions"; or

          (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity, an "Eligible Institution"). See Instruction 6.

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Time (as defined in the Offer to Purchase). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

     Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary before the Expiration Time, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares or book-entry confirmation, as the case may be, as well as a properly completed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be properly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Time.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder must check the box indicating the price per Share at which he is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal; provided, however, that an Odd Lot Owner (as defined in Instruction 8) may check the box above in the section entitled "Odd Lots" indicating that he is tendering all of his Shares at the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS, AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificate(s) for Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and any signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s) of the certificates listed, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person other than the registered holder(s); or

          (c) tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

     8. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company is to purchase less than all Shares properly tendered and not withdrawn before the Expiration Time, the Shares purchased first will consist of all Shares properly tendered and not withdrawn by any stockholder who owned beneficially as of the close of business on February 6, 1996 and who continues to own as of the Expiration Time, an aggregate of fewer than 100 Shares and who tenders all of his Shares at or below the Purchase Price (an "Odd Lot Owner"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificate(s) and/or check(s) are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

     10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Section 1 of the Offer to Purchase.

     11. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defects or irregularities in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from the Depositary at its address and telephone number set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     13. SUBSTITUTE FORM W-9 AND FORM W-8. Stockholders other than corporations and certain foreign individuals may be subject to backup federal income tax withholding. Each such tendering stockholder or other payee who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided as a part of this Letter of Transmittal, and to indicate that the stockholder or other payee is not subject to backup withholding by checking the box in Part 2 of the form. For an individual, his TIN will generally be his social security number. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering stockholder or other payee to 31% backup federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer and to a $50.00 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the form may be checked if the tendering stockholder or other payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary. Stockholders who are foreign individuals should submit Form W-8 to certify that they are exempt from backup withholding, unless Instruction 14 applies. Form W-8 may be obtained from the Depositary. For additional information concerning Substitute Form W-9, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     14. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign stockholder from the 30% withholding.) For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed Form 4224. Such form can be obtained from the Depositary. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or reduced amount of tax was due. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

     15. EMPLOYEE STOCK OWNERSHIP PLAN. Participants in the Company's Employee Stock Ownership Plan may not use this Letter of Transmittal to direct the tender of Shares attributed to a participant's account, but must use the separate instruction form sent to them.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION TIME.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment generally is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

          (a) the stockholder is exempt from backup withholding;

          (b) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

          (c) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY


SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   Social Security Number
FORM W-9                             AT RIGHT AND CERTIFY BY SIGNING AND DATING      OR
DEPARTMENT OF THE TREASURY           BELOW                                          Taxpayer Identification Number
INTERNAL REVENUE SERVICE
                                    ---------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER       PART 2 -- Check the box if you are NOT subject to backup withholding under the
 IDENTIFICATION NUMBER (TIN)        provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1)
                                    you are exempt from backup withholding, or (2) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal
                                    Revenue Service has notified you that you are no longer subject to backup withholding.  / /
                                   -------------------------------------------------------------------------------
                                     CERTIFICATION -- UNDER THE PENALTIES           PART 3
                                     OF PERJURY, I CERTIFY THAT THE INFOR-           Awaiting TIN  / /
                                     MATION PROVIDED ON THIS FORM IS TRUE, CORRECT
                                     AND COMPLETE.
                                     Signature                     Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

              Signature                                    Date

     FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED FROM ELIGIBLE INSTITUTIONS. THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH TENDERING STOCKHOLDER OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH BELOW.

            The Depositary:  American Stock Transfer & Trust Company

        By Mail, By Hand or                  Facsimile Transmission:
       By Overnight Courier:                     (718) 234-5001
          40 Wall Street
            46th Floor                        Confirm by Telephone:
     New York, New York 10005                    (718) 921-8222

               For Information, Contact Shareholder Relations at:
                                 (800) 937-5449

     ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL OR THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE DEPOSITARY AT THE TELEPHONE NUMBERS AND ADDRESS SET FORTH ABOVE. A TENDERING STOCKHOLDER MAY ALSO CONTACT HIS BROKER, DEALER, COMMERCIAL BANK OR TRUST COMPANY FOR ASSISTANCE CONCERNING THE OFFER. IN ORDER TO CONFIRM THE DELIVERY OF HIS SHARES, A TENDERING STOCKHOLDER SHOULD CONTACT THE DEPOSITARY.

February 9, 1996